UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2014

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 3, 2014, Lighting Science Group Corporation (the “Company”) entered into separate Series J Subscription Agreements (the “Series J Subscription Agreements”) with each of (i) LSGC Holdings II LLC (“LSGC Holdings II”); (ii) PCA LSG Holdings LLC (“PCA LSG”); (iii) RW LSG Holdings, LLC (“Riverwood Holdings”); and (iv) Cleantech Europe II (A) LP (“Cleantech A”) and Cleantech Europe II (B) LP (“Cleantech B”, and together with Cleantech A, “Zouk”) pursuant to which the Company agreed to issue units of the Company’s securities (the “Series J Securities”) at a purchase price of $1,000 per Series J Security. Each Series J Security consists of (A) one share of the Company’s Series J Convertible Preferred Stock, par value $0.001 per share (the “Series J Preferred Stock”) and (B) a warrant to purchase 2,650 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price of $0.001 per share (the “Warrants”). LSGC Holdings II and PCA LSG are affiliates of Pegasus Capital Advisors, L.P., which, together with its affiliates (“Pegasus”), was the beneficial owner of approximately 86.2% of the Company’s Common Stock as of January 3, 2014, after giving effect to the transactions reported in this Current Report on Form 8-K (this “Current Report”), and is the Company’s largest stockholder. Riverwood Holdings is an affiliate of Riverwood Capital Management Ltd., which, together with its affiliates (“Riverwood”), was the beneficial owner of approximately 24.3% of the Company’s Common Stock as of January 3, 2014, after giving effect to the transactions reported in this Current Report.

Pursuant to the Subscription Agreements, the Company issued 2,000 Series J Securities to PCA LSG, 6,000 Series J Securities to LSGC Holdings II and 2,860 Series J Securities to Riverwood Holdings. In addition, Cleantech A agreed to purchase 2,188 Series J Securities and Cleantech B agreed to purchase 382 Series J Securities (collectively, the “Zouk Securities”), in each case on or before January 15, 2014. Pursuant to the Subscription Agreements, PCA LSG will be obligated to purchase from the Company, and the Company will be obligated to sell to PCA LSG, an additional 4,000 Series J Securities (the “Contingent Pegasus Securities”) within three business days after the Company delivers notice to PCA LSG of Zouk funding the entire purchase price for the Zouk Securities. Upon the closing of the sale of the Zouk Securities and Contingent Pegasus Securities, the Company will have issued 17,430 Series J Securities for aggregate gross proceeds of $17,430,000 (the “Follow-On Offering”).

The designations, powers, preferences and other special rights of the Series J Preferred Stock are governed by the Series J Certificate of Designation (the “Series J Certificate of Designation”) which was filed as exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 13, 2013.

The Follow-On Offering was deemed to be a “Qualified Follow-On”, as such term is used and defined in the Series J Certificate of Designation and the Preferred Stock Subscription Agreements (the “Existing Subscription Agreements”) by and between the Company and the existing holders of Series J Preferred Stock, including LSGC Holdings II, PCA LSG, Riverwood Holdings and the investors that purchased shares of Series J Preferred Stock pursuant to certain preemptive rights set forth in the Series H Certificate of Designation and Series I Certificate of Designation (each as defined below) (collectively, the “Initial Series J Investors”). As a result, and in accordance with the Existing Subscription Agreements, the Initial Series J Investors have the right to exchange their Series J Preferred Stock for Series J Securities (the “Series J Exchange”). Accordingly, on January 3, 2014, each of LSGC Holdings II, PCA LSG and Riverwood Holdings elected to execute the Series J Exchange, as a result of which they received Warrants to purchase 36,191,050, 6,625,000 and 6,344,100 shares of Common Stock on January 3, 2014, respectively, pursuant to the Series J Exchange. Furthermore, because LSGC Holdings II, PCA LSG and Riverwood Holdings collectively held at least a majority of the issued and outstanding shares of Series J Preferred Stock as of immediately prior to the sale of Series J Securities pursuant to the Series J Subscription Agreement, and because each elected to participate in the Series J Exchange with respect to all of their previously purchased shares of Series J Preferred Stock, pursuant to the terms of the Series J Certificate of Designation and the Existing Subscription Agreement, all of the Initial Series J Investors are required to participate in the Series J Exchange. Therefore, upon the closing of the sale of the Zouk Securities and Contingent Pegasus Securities, the consummation of the Series J Exchange and assuming the purchase by Riverwood, Zouk or Portman Limited of the additional 2,570 Series J Securities on or before January 31, 2014 necessary to trigger the Reconfiguration (defined below), the Company will have issued an aggregate of 40,000 Series J Preferred Stock and Warrants to purchase 106,000,000 shares of Common Stock.

In connection with the Follow-On Offering; and in accordance with the Series J Certificate of Designation, the Amended and Restated Certificate of Designation governing the Company’s Series H Convertible Preferred Stock (the “Series H Certificate of Designation”) and the Amended and Restated Certificate of Designation governing the Company’s Series I Convertible Preferred Stock (the “Series I Certificate of Designation,” and together with the Series H Certificate of Designation and Series J Certificate of Designation, the “Certificates of Designation”), the Company is required to offer to all holders of outstanding shares of the Company’s Series H Convertible Preferred Stock, par value $0.001 per share (the “Series H Preferred Stock”), Series I Convertible Preferred Stock, par value $0.001 per share (the “Series I Preferred Stock”) and Series J Preferred Stock (collectively, the “Preferred Holders”) the right to purchase Series J Securities in an amount equal to (i) such Preferred Holder’s pro-rata share (based upon such holder’s ownership of the Company’s outstanding Common Stock, on a fully diluted, as converted basis) of Series J Securities based upon an offering of 40,000 Series J Securities minus (ii) the number of shares of Series J Preferred Stock purchased by such holders pursuant to the Existing Subscription Agreements (the “Follow-On Preemptive Rights Offering”).

Pursuant to the Subscription Agreement, the Company also agreed to use its commercially reasonable efforts to conduct a rights offering providing the holders of Common Stock the right to purchase 6,000 Series J Securities as soon as reasonably practicable after the Company files its annual report on Form 10-K for the 2013 fiscal year (the “Rights Offering”). The Company also agreed to use its best efforts to amend its Certificate of Incorporation on or before July 31, 2014 to increase the number of authorized shares of Common Stock to a number sufficient to permit the Company to reserve shares of Common Stock for issuance upon the exercise or conversion in full of all of the Company’s outstanding securities that are convertible into or exercisable or exchangeable for shares of Common Stock, including the Series J Securities (the “Charter Amendment”). Pegasus, Riverwood and Zouk each separately agreed with the Company to (i) vote, and cause their respective affiliates to vote, all shares of the Company’s capital stock that are owned by such persons in favor of the Charter Amendment; (ii) consent to the Rights Offering, to the extent such consent is necessary to consummate the Rights Offering; (iii) waive, on their own behalf and on behalf of their respective affiliates, their right to participate in the Rights Offering and (iv) not exercise any rights such persons or their affiliates may receive pursuant to the Rights Offering, including without limitation rights related to, arising from or received pursuant to their ownership of Common Stock or preemptive rights set forth in the Restated Certificates of Designation (as defined below).

Amendments to Certificates of Designation

In connection with the Follow-On Offering, on January 3, 2014, Riverwood and Pegasus, as the “Primary Investors” of the Series H Preferred Stock and Series I Preferred Stock, respectively, and as joint “Primary Investors” of the Series J Preferred Stock (as such is defined therein, respectively), and Zouk each consented to the amendments to the Series H Certificate of Designation, the Series I Certificate of Designation and the Series J Certificate of Designation (collectively, the “Restated Certificates of Designation”).

The Restated Certificates of Designation amend the terms of the Certificates of Designation to, among other things, remove the Company’s obligation to obtain the consent of Riverwood and Pegasus as Primary Investors in connection with the Company’s (i) adoption or approval of any strategic business plan or annual budget and (ii) appointment of a new, removal of the then-current, or determination or modification of any compensation for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer or Chief Technology Officer (or equivalents thereof). In addition, the Restated Certificates of Designation amend the Series H Certificate of Designation and Series I Certificate of Designation to adjust the rights of Pegasus and Riverwood (the “Reconfiguration”), subject to the purchase by Riverwood, Zouk and Portman Limited of an aggregate of $8 million in Series J Securities on or before January 31, 2014, which amount includes any Series J Securities purchased in the Follow-On Offering but does not include any Series J Preferred Stock purchased pursuant to the Existing Subscription Agreements (the date such condition is satisfied, the “Reconfiguration Date”), to designate members of the board of directors of the Company (the “Board”) such that, following the Reconfiguration Date, they will no longer be entitled to pro rata representation on the Board based on their share ownership of the Company’s capital stock. Pursuant to the Restated Certificates of Designation, following the Reconfiguration Date, Pegasus will be entitled to designate two directors, Riverwood will be entitled to designate one director and Zouk will be entitled to designate one director to the Board. In addition pursuant to the Restated Certificates of Designation, Pegasus will be entitled to designate the director who will serve as the chairperson of the Board.

Pursuant to the Restated Certificates of Designation, after the Reconfiguration Date, Pegasus, Riverwood and Zouk are obligated to vote in favor of the election of two directors that qualify as an “independent director” in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules of the NASDAQ Stock Market. If Pegasus, Riverwood or Zouk fails to vote in favor of the above-referenced independent directors, during the period of such non-compliance, such person will no longer be entitled to appoint any director to the Board or, in the case of Pegasus, designate the chairperson of the Board.

Waiver of Potential Future Default on Indebtedness

On January 3, 2014, Riverwood and Zouk, as holders of a majority of the outstanding shares of Series H Preferred Stock, and Riverwood, as the “Primary Investor” of the Series H Preferred Stock, and Pegasus, as the holder of a majority of the outstanding shares of Series I Preferred Stock and “Primary Investor” of the Series I Preferred Stock, agreed to waive the rights of the holders of such shares for a period of up to 120 days in the event of the occurrence of certain material defaults under any of the Company’s then-outstanding indebtedness.

Wells Fargo Bank, National Association consented to the Follow-On Offering, the Restated Certificates of Designation and the transactions contemplated thereby. The Company also obtained the approval of the Committee of Independent Directors of the Board with respect to the Follow-On Offering, the Restated Certificates of Designation and the transactions contemplated thereby.

The foregoing description of the Restated Certificates of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificates of Designation, which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants, which are filed as Exhibits 4.4 through 4.9 to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

The foregoing description of the Existing Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Existing Subscription Agreements, which are filed as (i) exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 13, 2013 and (ii) exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2013.

The Rights Offering and Follow-On Preemptive Rights Offering described herein has not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of the Company.

This Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “expects,” “believes,” “plans,” “intends,” “may,” and similar terms. Forward-looking statements are based on current expectations and assumptions that are subject to significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Factors that might cause such differences include, but are not limited to, those discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on April 1, 2013. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Series J Securities were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

On January 3, 2014, the Company filed the Restated Certificates of Designation with the Secretary of State of the State of Delaware.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: January 7, 2014	By:	/s/ Thomas C. Shields
	Name:	Thomas C. Shields
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Amended and Restated Certificate of Designation of Series H Preferred Stock filed with the Secretary of State of Delaware on January 3, 2014.

4.2	Amended and Restated Certificate of Designation of Series I Preferred Stock filed with the Secretary of State of Delaware on January 3, 2014.

4.3	Amended and Restated Certificate of Designation of Series J Preferred Stock filed with the Secretary of State of Delaware on January 3, 2014.

4.4	Warrant, dated as of January 3, 2014, by and between Lighting Science Group Corporation and LSGC Holdings II LLC.

4.5	Warrant, dated as of January 3, 2014, by and between Lighting Science Group Corporation and PCA LSG Holdings LLC.

4.6	Warrant, dated as of January 3, 2014, by and between Lighting Science Group Corporation and RW LSGC Holdings, LLC.

4.7	Warrant, dated as of January 3, 2014, by and between Lighting Science Group Corporation and PCA LSG Holdings LLC.

4.8	Warrant, dated as of January 3, 2014, by and between Lighting Science Group Corporation and LSGC Holdings II, LLC.

4.9	Warrant, dated as of January 3, 2014, by and between Lighting Science Group Corporation and RW LSGC Holdings, LLC.

10.1	Series J Subscription Agreement, dated January 3, 2014, by and between Lighting Science Group Corporation and LSGC Holdings II LLC.

10.2	Series J Subscription Agreement, dated January 3, 2014, by and between Lighting Science Group Corporation and PCA LSG Holdings, LLC.

10.3	Series J Subscription Agreement, dated January 3, 2014, by and between Lighting Science Group Corporation and RW LSG Holdings LLC.

10.4	Series J Subscription Agreement, dated January 3, 2014, by and between Lighting Science Group Corporation, Cleantech Europe II (A) LP and Cleantech Europe II (B) LP.